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Exhibit 4.1

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
INCORPORATED UNDER THE LAWS OF THE STATE OF
FLORIDA

NUMBER	SHARES
2727	PHAGE THERAPEUTICS INTERNATIONAL, INC. AUTHORIZED COMMON STOCK: 50,000,000 SHARES—PAR VALUE: $.001	CUSIP NO. 717100 20 0

THIS CERTIFIES THAT	SPECIMEN
IS THE RECORD HOLDER OF

Shares of PHAGE THERAPEUTICS INTERNATIONAL, INC. Common Stock
transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

[SEAL]
SECRETARY		PRESIDENT

INTERWEST TRANSFER CO. INC. P.O. BOX 17136/SALT LAKE CITY, UTAH 84117	COUNTERSIGNED & REGISTERED
COUNTERSIGNED Transfer Agent-Authorized Signature

NOTICE:	Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.
TEN COM	—	as tenants in common	UNIF GIFT MIN ACT—		Custodian
TEN ENT	—	as tenants by the entireties
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common		(Cust)		(Minor)
under Uniform Gifts to Minors Act
(State)
Additional abbreviations may also be used though not in the above list

For Value Received,                hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)

Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint
Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

SPECIMEN

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  Exhibit 4.1